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                                                                   EXHIBIT 10.27

                             ALIGN TECHNOLOGY, INC.

                         NOTICE OF GRANT OF STOCK OPTION

          Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Align Technology, Inc. (the "Corporation"):

          Optionee: Zia Chishti

          Grant Date: January 4, 2001

          Vesting Commencement Date: January 4, 2001

          Exercise Price: $ 15.00 per share*

          Number of Option Shares: 1,000,000 shares*

          Expiration Date: January 3, 2011

          Type of Option: Non-Statutory Stock Option

          Exercise Schedule: The Option shall become exercisable for twenty-five percent (25%) of the Option Shares upon Optionee's completion of one
          (1) year of Service measured from the Vesting Commencement Date and shall become exercisable for the balance of the Option Shares in a series of thirty-six (36) successive equal monthly installments upon Optionee's completion of each additional month of Service over the thirty-six (36) month period measured from the first anniversary of the Vesting Commencement Date. In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of Service.

          Optionee understands and agrees that the Option is granted subject to the terms and conditions of the Stock Option Agreement attached hereto as Exhibit A and agrees to be bound by those terms and conditions. The Option is subject to the approval of the Corporation's stockholders and shall terminate in the event such stockholder approval is not obtained before July 1, 2001.

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     *  Pre-adjusted  to reflect  the  2-for-1  split of the Common  Stock to be effective January 5, 2001.

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          Employment at Will. Nothing in this Notice or in the attached Stock
Option Agreement shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED:  1/24/01

                                                  ALIGN TECHNOLOGY, INC.


                                                  By: /s/ Illegible
                                                      --------------------------
                                                  Title:  Director


                                                      /s/ Illegible
                                                  ------------------------------
                                                           OPTIONEE

                                                  Address:
                                                           ---------------------

                                                  ------------------------------

ATTACHMENTS
Exhibit A - Stock Option Agreement
Exhibit B - Prospectus

                                       2

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                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

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                                    EXHIBIT B

                                   PROSPECTUS

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                             COMPENSATION AGREEMENT

          Agreement dated as of the                 day of January, 2001 by and
                                    ---------------
between Zia Chishti ("Optionee") and Align Technology, Inc., a Delaware corporation (the "Corporation").

                               W I T N E S S E T H

          WHEREAS, Optionee is to provide services to the Corporation, and the Corporation wishes to provide an equity incentive to Optionee to provide such services.

          NOW, THEREFORE, in consideration of the above premises, the parties hereto agree as follows:

          1. On January 4, 2001 Optionee was granted an option to acquire 1,000,000/1/ shares of the Corporation's Common Stock (the "Option") under the terms and conditions set forth in the Stock Option Agreement, attached hereto as Exhibit A.

          2. Corporation and Optionee acknowledge and agree that the Option is granted as compensation for services and not for any capital-raising purposes or in connection with any capital-raising activities.

          3. This agreement is intended to constitute a written compensation contract within the meaning of Rule 701 of the Securities Act of 1933, as amended.

          4. Nothing herein or in the Stock Option Agreement shall confer upon Optionee any right to continue in the Corporation's employ or service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation or Optionee, which rights are hereby expressly reserved by each party, to terminate Optionee's service at any time for any reason, with or without cause.

          IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.

OPTIONEE:                                         Align Technology, Inc.


/s/  Illegible
---------------------------------                 By:  /s/ Illegible
                                                      --------------------------
                                                  Title:  Director

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     /1/ Pre-adjusted to reflect the 2-for-1 split of the Common Stock to be effective January 5, 2001.

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                                    EXHIBIT A

                             STOCK OPTION AGREEMENT